CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ (16,117)	$ (71,578)	$ 1,280
OTHER COMPREHENSIVE INCOME - NET OF TAX:
Unrealized gain (loss) on marketable securities	(24,004)	16,167	21,789
Defined benefit pension plan adjustment	(323)	69	31
Foreign currency translation adjustments	1,814	(1,813)	4,756
Deconsolidation of subisidiaries	2,799		(1,311)
Other Comprehensive Income (Loss), Net of Tax, Total	(19,714)	14,423	25,265
COMPREHENSIVE INCOME (LOSS)	(35,831)	(57,155)	26,545
COMPREHENSIVE (INCOME) LOSS ATTRIBUTABLE TO THE NONCONTROLLING INTEREST AND SUBSIDIARY PREFERRED SHARES	(2,189)	366	1,278
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO GIGAMEDIA	$ (38,020)	$ (56,789)	$ 27,823